PERSPECTIVE THERAPEUTICS

Corporate Presentation

September 2023

NYSE: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "estimate," "believe," "predict," "potential" or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company's timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential market opportunities for the Company's product candidates; the potential functionality, capabilities and benefits of the Company's product candidates; the potential size of the commercial market for the Company's product candidates; the Company's expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company's actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company's product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the Company may not be able to maintain regulatory approval for the Company's product candidates; delays, interruptions or failures in the manufacture and supply of the Company's product candidates; the size and growth potential of the markets for the Company's product candidates, and the Company's ability to service those markets; the Company's cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the Company's expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company's ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to manage growth and successfully integrate its businesses; whether the Company can maintain its key employees; whether there is sufficient training and use of the Company's products and product candidates; the market acceptance and recognition of the Company's products and product candidates; the Company's ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; whether the Company will continue to comply with the procedures and regulatory requirements mandated by the FDA for additional trials, Phase 1 and 2 approvals, Fast Track approvals, and 510(k) approval and reimbursement codes; and any changes in applicable laws and regulations. Other factors that may cause the Company's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading "Risk Factors" in the Company's most recent Transition Report on Form 10-KT and the Company's most recent Quarterly Report on Form 10-Q, each filed with the Securities and Exchange Commission (the "SEC"), in the Company's other filings with the SEC, and in the Company's future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law.

Investment Highlights

- Radiopharmaceutical company focus on pan-cancer opportunities
- Two clinical-stage programs with robust pre-clinical pipeline
  - VMT-α-NET – First in human trial ongoing for neuroendocrine tumors
  - VMT-01 – Targeting the melanocortin 1 receptor (MC1R) for melanoma
- Proprietary chelator-based peptide targeting platform provides engine for pipeline expansion
- ^{203}Pb – ^{212}Pb dual isotope theranostic approach enables enhanced patient selection for trials / treatment
- Multiple near-term data readouts:
  - 3Q23: VMT-α-NET compassionate use 10 patient series results
  - 4Q23: VMT01 Phase 1 Mono Dose Escalation in Advanced Melanoma preliminary readout
  - 4Q23: VMT-α-NET Dose Escalation in PRRT-naïve NETs preliminary readout
  - 1Q24: Pipeline expansion with proof-of-concept human imaging data
- In-house ^{212}Pb isotope supply simplifies manufacturing and allows for broad distribution

Discovery Platform Gives Broad Proprietary Pipeline

Program	Indication	Discovery	Human Clinical Imaging	First in Human Therapy	Phase 1	Phase 2	Phase 3
VMT-α-NET	Neuroendocrine cancer						
	Pheochromocytomas, paragangliomas						
	Small cell lung cancer						
VMT-01	Melanoma *(MC1R)*						
VMT-02 *(PET agent)*	Melanoma (imaging of MC1R)						
Program 3 *(Novel peptide)*	Multiple solid tumors						
Program 4 *(Novel small molecule)*	Prostate						
Program 5 *(Novel peptide)*	Prostate, Breast						
Other Programs	Solid and hematological tumors						

Multiple Near-Term Data Readouts

Pipeline

Program	Indication	Phase	1Q23A	2Q23A	3Q23E	4Q23E	1Q24E	2Q24E	3Q24E	4Q24E
VMT-α-NET	Neuroendocrine Tumors	Phase 1/2a		Provisional image-guided therapy results compassionate use setting						
			Initiated enrollment in Phase 1/2a dose escalation study							
						Phase 1 Dose Escalation in NETs preliminary readout			Dose Expansion Cohort in NETs preliminary readout	
VMT-01/VMT-02	Metastatic Melanoma	Phase 1/2a		FIH Imaging Study results presented						
			Initiated enrollment in Phase 1/2a dose escalation study							
						Phase 1 Dose Escalation in Melanoma preliminary readout			ICI Combo Expansion in Melanoma preliminary readout	
Various Developmental Programs	Multiple Solid Tumors	Pre-Clinical					Pipeline Expansion with Imaging Data			
	Prostate Cancer									
	Breast Cancer									
	Melanoma									

PERSPECTiVE THERAPEUTICS

Radiopharmaceuticals are a Pillar of Oncology Treatment with Pan-Cancer Opportunities

Molecularly Targeted Radiation	• Radioligands can precisely deliver radiation directly to cancer cells reducing off-target effects • Proven pillar of cancer treatment
Optimized Patient Selection	• Molecular imaging companion diagnostics enable visualization of the therapeutic target • Enables the selection of patients who may best respond to therapy
Monotherapy Activity and Combination Synergies	• Ability for both monotherapy and combination treatments • Potential synergies with DNA damage response and immune checkpoint inhibitors
Outpatient Friendly	• Modern medical isotopes enable radiopharmaceuticals to be administered outside of hospitals • Treatments are easily-accessible globally with several hundred therapeutic locations in the U.S alone
Unique Business Opportunity	• Radiopharmaceutical theranostic product development is highly-specialized and technical • Greater expertise needed than for standard medicines potentially creating higher barriers to entry

Targeted α-Particle Radiotherapy

A New Class of Oncology Therapeutics


ASTROnews
WINTER 2023
RADIOPHARMACEUTICALS
Page 10
Radiation Oncology's Scope of Practice of RPTs
Page 12
Patient-centered RPT: A Typical Patient's Pathway

Perspective's Radiopharmaceutical Optimization Process

Targeting Peptide

Engineered for cancer-specific receptors to ensure highly directed uptake in cancer only



Isotope

^{203}Pb for SPECT imaging or ^{212}Pb for alpha particle therapy

Linker

Selected to assist peptide binding and optimize clearance from blood and healthy tissues

Chelator

Perspective's proprietary platform technology enabling stable radiolabeling with Pb isotopes

Lead-212 (^{212}Pb): The Optimal Therapeutic Isotope

Greater Therapeutic Energy Expected to Improve Outcome with Better Safety

	Iodine (^{131}I)	Lutetium (^{177}Lu)	Actinium (^{225}Ac)	Lead (^{212}Pb)	Implication[1]
Emission Profile	Beta	Beta	Alpha	Alpha	Potent
Half Life	8 days	6.7 days	10 days	0.46 days	Rapid Clearance
Off Target Toxicity Risk	Very high	Low	High	Low	Best
Supply	High	Low	Low	High	Abundant
Cost of Production	Low	High	High	Low	High margin

Alpha particle range (up to 3 cell diameters)

Beta range (up to 200 cell diameters)



Tumor Cells
Normal Tissue
Cell
α
β
Tumor
0.1mm
1mm
Healthy tissue
10mm

The destructive energy of an alpha particle is deposited within several cell diameters. A beta particle spreads its lower energy over a longer range

[1] Company estimates and assumptions based on current literature and known physical constants

Peptides are ideal ligands for radiopharmaceutical therapy

Monoclonal antibodies

Kinetics

Tumor penetration:	Low
Clearance:	Hepatobiliary (liver)
Biological ½ Life:	Long
Target affinity:	High
Accumulation time:	Extended
Stability:	Questionable

Production

Manufacturing:	Complex biological
CoGs:	High


10 nanometers

mAb Size: 150 kDa


mAb Kinetics
Blood clearance: extended
Potential for toxicity
Tumor accumulation: extended
Injected Dose
Time

Peptides

Kinetics

Tumor penetration:	High
Clearance:	Renal (kidneys)
Biological ½ Life:	Short
Target affinity:	High
Accumulation time:	Rapid
Stability:	Excellent

Production

Manufacturing:	Synthetic
CoGs:	Very low


10 nanometers

Peptide Size: 1.5 kDa


Peptide Kinetics
Blood clearance: rapid
Tumor accumulation: rapid
Ensures efficacy
Injected Dose
Time

Lead (Pb): The Ideal Theranostic Isotope

Ideal Theranostic Requirements	Solutions: $^{203/212}Pb$ & Perspective Chelator
Dx/Tx Ideal agreement between imaging and therapeutic compounds	^{203}Pb and ^{212}Pb matched pair
Readily available isotope	Generator produced
Ideal chelator	Proprietary chelator carries 0 net charge
Rapid clearance from blood	Conjugation to small peptides
High tumor retention @24 hours	High and sustained binding
$t_{1/2}$ Short t-½ gives rapid effect while minimizing environmental impact	Low hospital and patient impact for radiation safety
No unsafe daughter isotopes	Decays to cold Pb

Chelator Optimized for $^{212/203}Pb$



Net 2-
Net 2+
Net 0
$^{203}Pb^{2+}$

DOTA | TCMC | PSC

Improves:
- radiolabeling
- renal clearance
- receptor binding
- internalization

Commercially Available	Proprietary Perspective IP

Generic chelators leave formal charge at chelator/radiometal coupling (positive or negative)

Theranostics: Targeting Therapies to Patients Likely to Respond


24 hours
T
K

^{203}Pb is a convenient imaging surrogate



^{203}Pb can be used to conveniently establish ^{212}Pb pharmacokinetics


$T_{1/2}$ = 52 h
Dosimetry
^{203}Pb
Patient Selection
Linker
Imaging (See it)
Targeting Ligand
Cancer Cell
$T_{1/2}$ = 11 h
^{212}Pb
Matches Peptide PK
Linker
Therapeutic (Treat it)
Targeting Ligand

Neuroendocrine Tumors: VMT-α-NET

Targeting the somatostatin receptor to treat rare neuroendocrine-type cancers

VMT-α-Net Currently In Phase1/2a Studies



Key Facts

- Targeting somatostatin receptor type 2 (SSTR2) for the imaging and treatment of neuroendocrine tumors
- Initiated first-in-human imaging (2021) & therapy (2022) under compassionate use
- Fast Track Designation received October 2022
  Open IND for Therapeutic Trial with sites currently being initiated
- US Phase 1 imaging study enrolling at the University of Iowa

Image Panel: SPECT scan of NETs patient imaged with $[^{203}Pb]$VMT-α-NET

SSTR2 Positive Tumors

Neuroendocrine tumors (NETs)

- Neuroendocrine cells are specialized cells that secrete hormones and other bioactive substances
- Neuroendocrine cells are found throughout the body
- Often grow in the pancreas or other areas of the gut, such as the stomach, small intestine, rectum, colon or appendix



SSTR2 is expressed widely in various tumors

- Meningioma
- Pituitary adenomas
- Nasopharyngeal carcinoma
- Thyroid cancer
- Breast cancer
- Small cell lung cancers
- Merkel cell carcinoma
- Melanoma

VMT-α-NET Target Indication: Neuroendocrine Tumors (NETS)

Significant unmet need:

- **~12K** new diagnoses annually in the US[1]
- **~175,000+** people are living with this diagnosis in the US[1]



- Treatment depends on the type of tumor. Some approaches may include surgery, radiation, and chemotherapy
- Broad acknowledgment that targeted alpha therapies are needed to improve care[2]

Market Opportunity

- Projected to be $2.9 billion+ in 2029[3]
- Existing radiopharmaceutical treatment LUTATHERA® (Novartis) has an overall response rate (ORR) of **only 13–17%, and no overall survival (OS) benefit**[4]

NETTER-1 Study: Final overall survival[5]



177Lu-Dotatate group
Control group
Overall survival (%)
100
80
60
40
20
0
Unstratified HR 0·84 (95% CI 0·60–1·17); log-rank (two-sided) p=0·30
0
12
24
36
48
60
72
84
96
Time since randomisation (months)

Preclinical Imaging Demonstrates Superiority of Perspective's Platform Technology

Key Takeaways

SSTR2 tumor model demonstrates superiority of VMT-α-NET to generic compounds

8X

8-fold improved tumor uptake with decreased kidney retention in pre-clinical studies



T
K
T
K

^{203}Pb-DOTATOC ^{203}Pb-VMT-α-NET

Perspective's proprietary technology increases tumor uptake and retention, whilst minimizing off-target toxicity

^{203}Pb SPECT Imaging Reveals Favorable VMT-α-NET Properties

Rapid Tumor Targeting and Renal Clearance


1 Hour

High Tumor Retention


21 hours


1.5 hrs SPECT/CT
22 hrs SPECT/CT

- Tumors visible within 1 hour, high intensity above background
- Unbound drug in bladder within 1 hour, low renal retention

1st Patient with [^{212}Pb]VMT-α-NET

Significant Tumor Response After a Single Dose

Tumor Before Treatment

Tumor After 1 Dose





Treating Physician:
Dr. Ishita B Sen
Director & Head
Dept. of Nuclear Med.
& Molecular Imaging
Fortis Memorial Research Institute, Gurgaon, India

Patient treated under Compassionate Use at Fortis Memorial Research Institute, as presented Prasad V., PET RTRC Workshop, WashU, USA 2023

Preclinical Data

VMT-α-NET shows improvements vs Standard of Care [^{177}Lu]DOTATATE

Vehicle



Tumor Volume (mm^3)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[^{177}Lu]DOTATATE (3 x 500 µCi)



Tumor Volume (mm^3)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[^{212}Pb] VMT-α-NET (120 µCi)



Tumor Volume (mm^3)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[^{212}Pb] VMT-α-NET (4X30 µCi)



Tumor Volume (mm^3)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

↑ **Drug Administered**

PERSPECTIVE THERAPEUTICS

Phase 1/2a [^{212}Pb]VMT-α-NET mTPI-2[1][NCT05636618]

Primary Objective	• To determine the MTD/MFD of [^{212}Pb]VMT-α-NET (RP2D)	**Imaging**	• FDA approved SSTR2 PET/CT
Population **Escalation n ≈ 10-32** **Expansion n ≈ 20 - 100**	• Unresectable or metastatic SSTR2-positive neuroendocrine tumors • PRRT naïve	**Therapeutic Dose**	• 2.5–10 mCi dose escalation with fixed dosing every 8 weeks for up to 4 cycles
		Estimated Time to Primary Completion	• ~18 months
Design Methodology	• Bayesian mTPI2 based on iterative toxicity probability monitoring	**Dosimetry**	• To be assessed during screening for cohorts 1 & 2 using 5-7 mCi [^{203}Pb]VMT-α-NET



Escalation phase
n ≈ 10-32
Cohort 1
[212Pb] VMT-α-NET
n = 2 – 8
2.5 mCi x 4
Cohort 2
[212Pb] VMT-α-NET
n = 2 – 8
5 mCi x 4
Cohort 3
[212Pb] VMT-α-NET
n = 3 – 8
7.5 mCi x 4
Cohort 4
[212Pb] VMT-α-NET
n = 3 – 8
10 mCi x 4
De-escalation possible for Cohort 2 – 4 including for intermediary doses
Recommended Phase 2 Dose
Expansion phase
n ≈ 20 - 100
Expansion Cohort
[212Pb] VMT-α-NET
RP2D mCi x 4
Expansion into non-NET indications (eg SCLC) also possible

[1]mTPI-2: Modified toxicity probability index

PERSPECTIVE THERAPEUTICS

VMT-α-NET Clinical Development Plan: All Neuroendocrine Tumor Types
Data expected 2023

Compassionate Image-Guided Therapy	Phase 1/2a Dose Escalation Study
Provisional Results to be Presented in Q3 2023	**Commenced Enrollment Q3 2023**
Clinical Sites: Multiple global sites	**Clinical Site**: Multiple in US; Mayo, UI and UW +
Subjects: All NETs (refractory & radiotherapy naïve)	**Subjects**: ~30; All NETs (refractory & radiotherapy naïve)
Phase 1: First-in-human, compassionate use	**Phase 1/2a**: safety, mTPI-2[1] dose-ranging
Endpoints: Safety and tumor targeting by imaging	**Endpoints**: Safety and tumor targeting by imaging
Secondary: Efficacy signal by serial imaging	**Secondary**: Efficacy signal by serial imaging
Status: 10 subjects dosed to date with $[^{212}Pb]$VMT- α-NET	**Status**: IND given "safe to proceed" from FDA Fast Track Designation October 2022

[1] mTPI-2: Modified toxicity probability index

PERSPECTIVE THERAPEUTICS

Melanoma Program: VMT01/02

Using the melanocortin receptor MC1R to target melanoma for imaging and therapy

VMT01 Currently In Phase1/2a Studies



Key Facts

- Targeting melanocortin 1 receptor (MC1R)
- Preclinical combination data (published) resulted in $2m NIH SBIR Grant
- Results from completed Phase 1 imaging study presented Q2 2023
  Study was conducted at the Mayo Clinic Rochester
- Open IND for Therapeutic Trial with first patient treated
  Pending Orphan Drug Designation and Fast Track Application

Image: Top panel - PET/CT cross section of a metastatic melanoma patient using FDG;
middle panel - PET/CT of the same patient with VMT02; lower panel - SPECT/CT of same patient with VMT01

Metastatic Melanoma



Brain
Lymph nodes
Lungs
Liver
Skin
(Primary)

[^{212}Pb]VMT-01 target indication:

MC1R-positive melanoma

- **Market opportunity of $8 billion+ in 2028**[1]
- **Significant unmet need in the U.S.:**
  - ~**100K** new diagnoses annually[2]
  - ~**8,000** people die from melanoma every year[2]
- Treatment depends on the stage of tumor
- Approaches may include surgery, radiation, chemotherapy and immunotherapy
- 5-year survival rate for metastatic melanoma is only 22.5%[3]

Advanced stages of disease occurs throughout the body requiring aggressive systemic treatment

[1]https://www.marketdataforecast.com/market-reports/melanoma-therapeutics-market, [2]cancer.org, [3]curemelanoma.org

[^{203}Pb]VMT-01 Gives Clear Diagnostic Images in Melanoma

Mouse Melanoma	Human Melanoma
High intensity in implanted tumor above background	High intensity in esophageal tumor above background
	
Preclinical microSPECT	Whole body planar SPECT/CT

VMT01/02 Demonstrated Complete Responses in Multiple Animal Tumor Models

Key Takeaways

- High response rates in multiple tested models
- 43% complete and durable response if combined with immunotherapy in a model highly resistant to checkpoint inhibitors[1]
- Combination with immune checkpoint inhibitors induced synergistic anti-tumor effect

Single dose of VMT01 significantly arrested melanoma tumor growth and extended survival[1,2]


Percent Survival
100
80
60
40
20
0
0 10 20 30 40 50 60 70 80 90
Days
Continuous
Zelboraf
Control
BRAFi
²¹²Pb α-therapy + BRAFi

Immunodeficient human melanoma xenograft model – BRAF-positive

Single dose VMT01 + BRAFi vs. BRAFi alone


Probability of Survival
100
50
0
0 20 40 60 80
Days
43% Complete Responses
Control
Dual ICIs
²¹²Pb α-therapy
²¹²Pb α-therapy + dual ICIs

Immunocompetent mouse B16:F10 melanoma model

Dual ICI: (anti-CTLA4 + anti-PD1) vs. Single dose VMT01 + dual ICIs

[1]Li et al., Mol. Pharm., Sep 3;16(9), 2019, [2]Li et al., Cancers, Jul 22;13(15), 2021

PERSPECTIVE THERAPEUTICS

Phase 1/2a [^{212}Pb]VMT01-T101 mTPI[1] [NCT05655312]

Primary Objective	• To determine the MTD/MFD of [^{212}Pb]VMT01-T101 (RP2D)	**Imaging**	• [^{203}Pb]VMT01 SPEC/CT or [^{68}Ga]VMT02 PET/CT
Population **Screen ~120 subjects** **Enroll ~52 subjects**	• Unresectable or metastatic MC1R-positive Melanoma	**Therapeutic Dose**	• 3 – 15 mCi dose escalation with fixed dosing every 8 weeks for up to 3 cycles
		Estimated Time to Primary Completion	• ~18 months
Design Methodology	• Bayesian mTPI2 based on iterative toxicity probability monitoring	**Dosimetry**	• To be assessed using 15 - 25 mCi therapeutic surrogate [^{203}Pb]VMT01



Escalation phase
n ≈ 32
Cohort 1
[212Pb] VMT01-T101
n = 2 – 8
3 mCi x 3
Cohort 2
[212Pb] VMT01-T101
n = 2 – 8
5 mCi x 3
Cohort 3
[212Pb] VMT01-T101
n = 2 – 8
10 mCi x 3
Cohort 4
[212Pb] VMT01-T101
n = 2 – 8
15 mCi x 3
De-escalation possible for Cohort 2 – 4 including for intermediary doses
Recommended Phase 2 Dose
Expansion phase
n ≈ 20
Expansion Cohort
[212Pb] VMT01-T101
RP2D mCi x 3
Possible expansion into combination with immunotherapy

[1]mTPI-2: Modified toxicity probability index

PERSPECTIVE THERAPEUTICS

VMT01 Clinical Development Plan – Metastatic Melanoma

Data expected 2023

Completed Phase 1 Imaging Study	Phase 1/2a Dose Escalation Study
Provisional Results Expected in 2023	**Commenced Enrollment Q3 2023**
Clinical Site: Mayo Clinic (Rochester, MN)	**Clinical Site:** Sites enrolling, expansion to 15 US sites
Subjects: 7; Stage III/IV unresectable melanoma	**Subjects:** ~30; Stage III/IV progressive melanoma
Phase: Phase 1 First-in-Human, cross-over design	**Phase:** Phase 1/2a; safety, mTPI-2[1] dose-ranging
Endpoints: Safety and biodistribution	**Endpoints:** Dose finding, with dosimetry by imaging
Secondary: Molecular target validation, image quality	**Secondary:** Efficacy signal by RECIST 1.1
Status: Closed for enrollment, IND open	**Status:** IND safe to proceed

[1]mTPI-2: Modified toxicity probability index

PERSPECTIVE THERAPEUTICS

Controlling the Therapeutic Isotope Supply: VMT-α-GEN

Delivering therapies to a broader group of patients

^{212}Pb Supply via Reusable Desktop Isotope Generator

VMT-α-GEN

- Extensive feedstock from nuclear and mining waste material
- Long-term supply contract secured with US DOE
- On demand daily doses
  - Auto-regenerates overnight
  - ~1 week shelf life



3.5"
7.75"

Small, Elegant ^{212}Pb Isotope Generator

- Integrated lead shielded containment
- Simple inlet and outlet ports
- Radioactive feedstock for nearly 300 generators fits in a small vial



Th-228 nitrate (12.5 mCi)
Photo Credit: Dr Andrew R. Burgoyne
Oak Ridge National Laboratory

Manufacturing Options Overview – Current and Future Supply



Generator Manufacturer
CDMO
Sites
Current Process
Scaled Commercial Process
Isotope
Generator manufactured and shipped to CDMO
Generator eluted for ^{212}Pb
Isotope
Large generator sited in-house at CDMO
Generator eluted for ^{212}Pb
Synthesis & Dispensing
Radio-synthesis Module
Dispensing
Logistics
CDMO with in-house ^{212}Pb Generator
Sites

- Commercial supply will require the use of an isotope production system of larger scale than the current $^{224}Ra/^{212}Pb$ generators
- The current isotope separation process remains highly scalable with larger activity levels
- Regional CDMOs will have capabilities to expand capacity as needed as more ^{212}Pb products come on-line

Commercialization of ^{212}Pb-labeled Finished Radiopharmaceuticals

Location	Radius 11 hr – 400 miles
Coralville, IA	51 m
New York, NY	75 m
Los Angeles, CA	46 m
Austin, TX	32 m
Atlanta, GA	57 m
Central Florida, FL	25 m

- Top 6 sites cover nearly 300 million people within a one half-life (11 hr) delivery radius[1]
- Products can also be driven further or flown as necessary



MAP KEY
Population per square mile
250 or more
50 - 249.9
10 - 49.9
less than 10

Circles represent one half-life (11 hr) distribution radii for representative facilities

[1] Company estimates

Corporate Overview

Management Team
Deep Radiotherapy and Development Experience



Thijs Spoor

Chief Executive Officer

20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy



Jonathan Hunt

Chief Financial Officer

20+ years of expertise in financial controls and public accounting for large and small companies across multiple industries



Markus Puhlmann MD MBA

Chief Medical Officer

20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings



Frances Johnson MD

Chief Innovation Officer

20+ years in clinical trials execution, managing academic research programs, and start-up of CareDx, Inc.



Michael Schultz PHD

Chief Science Officer

20+ years industry and research experience in radiopharmaceuticals; inventor of Perspective radiopharmaceutical Products



Amos Hedt

Chief Business Strategy Officer

20+ years of expertise in early-stage pharmaceutical and biotech drug development; 10+ years in radiopharmaceuticals

Intellectual Property

Fully Licensed University/Perspective-owned IP

3 provisional patents

- Composition of Matter and Use VMT-α-NET, chelator, Isotope generator and novel pan-cancer product
  - USA, EU, Australia

5 issued patents - Expiry in 2037

- Composition of matter and use on melanoma targeting peptides
  - USA
- Composition of Matter and Use VMT01
  - USA, EU, Australia

IP Portfolio covers all aspects of radiopharmaceutical value chain

Potential for Orphan Drug Designation

Potential for U.S. FDA Priority Review Voucher

- VMT-α-NET is a candidate for pediatric neuroblastoma indication



Appendix

α-Particles Have Superior Tumor Killing Properties vs. β-Particles

More Powerful Effects Than Approved β Therapy	Higher atomic mass Lethal double-stranded DNA breaks DNA repair mechanisms overwhelmed
Precision Delivery Provides Targeted Cell Destruction	Deposit energy over 3-5 cell diameters vs. beta particles (up to 200 cells)
Anti-Tumor Immune Response[1]	Evidence for antitumor response alone or in combination with immunotherapies Consistent with "Abscopal effect" observed with external beam radiation therapy



α-particles are >7,000-fold greater in atomic mass

[1]Li et al., Cancers, Jul 22;13(15), 2021

PERSPECTIVE THERAPEUTICS

Isotope: Decay chain – Biological implications

^{225}Ac Decay Series



225Ac
221Fr
221Ra
217At
217Rn
213Bi
213Po
209Tl
209Pb
209Bi
205Tl
α-decay
β⁻-decay;
α: 5.8 MeV
9.92 d
4.9 min
α: 6.4 MeV
4.9 min
α: 6.6-6.8 MeV
28 s
32 ms
α: 7.1 MeV
32 ms
α: 7.74 MeV
0.54 ms
45.6 min
α: 5.9 MeV
(2.2 %)
45.6 min
α: 8.4 MeV
4.3 µs
β⁻: 656 keV
2.2 min
β⁻: 198 keV
3.3 h
α: 3.1 MeV
1.9 10¹⁹ a

Alpha-particle emission imparts sufficient "recoil" energy to break chemical bonds.



O
OH
O
OH
R
NH
O
N
N
N
N
225Ac
α
O
OH
217At
213Bi
213Po

Isotope: Decay chain – Product implications

Post final radiolabeling and purification, alpha and beta emitting daughters of ^{225}Ac build up fast.



Ac-225 Decay and Daughter Ingrowth
Ac-225 Fr-221 At-217 Bi-213 Tl-209 Po-213
6000
5000
4000
3000
2000
1000
0
Radioactivity (Bq)
4x more unlabeled daughter activity in about 4 hrs
0 1 2 3 4 5 6
Hours Post Purification
1 kBq 225Ac starting dose size.



Dose Vial
α
225Ac
T0
Post Final
Purification
4 hours.
213Po2+
213Bi3+
217At-
221Fr+
225Ac
T4
4 h post
Radiolabeling
"Free" Radiometals:
213Po → α
213Bi → β
217At → α
221Fr → α
Labeled
225Ac → α

Isotope: Decay chain and chelator selection



212Pb Decay Series
228Th 2 y
Parent Material
224Ra 4 d
224Ra/212Pb Generator
α
220Rn 1 min
α
216Po 0.1 s
α
212Pb 11 h
β
212Bi 61 min
66%
β
212Po 0.3 µs
α
208Pb stable
β
α
208Tl 3 min



O
OH
O
NH2
R
NH
N
N
N
N
β
212Bi
O
O
OH

[^{212}Pb]PSC[1]

[1]PSC = Lead (Pb)-Specific Chelator

Clinical Trial Principal Investigators

Renowned Experts in Radiotherapy Development



Geoffrey B. Johnson MD, PhD
Chair, Division of Nuclear Medicine

Chair, PET/MR R&D
Associate Professor Departments of Radiology and Immunology
Mayo Clinic – Rochester, MN



Yusuf Menda MD
Professor of Radiology

Chair, Division of Nuclear Medicine
Project Leader
Neuroendocrine Tumor SPORE
University of Iowa – Iowa City, IA



Vikas Prasad MD
Professor of Radiology

Associate Professor Radiology, Division of Nuclear Medicine
Washington University in St Louis – St Louis, MO



Zachary Morris, MD, PhD
Professor of Radiation Oncology

Associate Professor, Department of Human Oncology
The University of Wisconsin – Madison, WI

